1Q2 2016 Corporate Overview and Financial Results 1 August 2016 Q2 2016 Corporate Overview and Financial Results 1 August 2016

2Q2 2016 Corporate Overview and Financial Results 1 August 2016 Contents 3 5 17 18 20 21 44 About SVB Q2 2016 performance Regulatory environment Capital Outlook for 2016 Appendix Non-GAAP reconciliations Special note regarding forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. You can identify these and other forward-looking statements by the use of words such as “becoming,” “may,” “will,” “should,” "could," "would," “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” the negative of such words, or comparable terminology. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. We also refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company’s most recent Annual Report on Form 10-K. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward- looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law. Please also refer to the slide in this presentation entitled “Additional information regarding forward looking statements.”

3Q2 2016 Corporate Overview and Financial Results 1 August 2016 30+ years of focus on innovation companies, investors and influencers Strong market position Robust client funds franchise Diversified revenue streams Global reach Average balances for Q2’16 * Total Client Funds refers to the sum of on-balance sheet deposits and off-balance sheet client investment funds $43.4B $18.2B $81.0B A unique financial services company total client funds* assets loans

4Q2 2016 Corporate Overview and Financial Results 1 August 2016 We serve the global innovation economy Technology + Life Sciences + Healthcare 4 Accelerator Revenue <$5M Growth Revenue $5M-$75M Corp Fin Revenue >$75M Investors Private Equity Venture Capital Individuals Private Bank

5Q2 2016 Corporate Overview and Financial Results 1 August 2016 • Greater clarity on environment • Outstanding loan growth; lower deposits • PE/VC gains better, but soft • Stable credit quality • Leverage ratio solid • Positive outlook for 2016 …but challenges • Early-stage market “recalibration” • Low interest rates • Complex regulatory environment + increasing requirements • Competition Q2’16 Takeaways

6Q2 2016 Corporate Overview and Financial Results 1 August 2016 Q2’16 vs. Q1’16: solid results Average loans: +7.0% Period-end loans: +6.2% Non-interest income: increased 30.9% although “core fee”4 income declined 2.7% Gains of $5.1m2 on warrants and $23.3m on investment securities2,3 Net interest income: +0.7% and +6 bps improvement to net interest margin Average total client funds1 were relatively flat Average fixed income securities decreased 6.7% 1. Total Client Funds refers to the sum of on-balance sheet deposits and off-balance sheet client investment funds. 2. The value of warrant and PE/VC-related investments is subject to potential increases or decreases in future periods, depending on market conditions and other factors. 3. Non-GAAP gains on investment securities net of non-controlling interests were $21.6m; this figure includes gains of $12.4m from the sale of U.S. Treasury securities to support loan growth. Please see non-GAAP reconciliations at the end of this presentation for more information. 4. “Core Fee” income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending- related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at the end of this presentation for more information. Stable credit quality overall with net charge-offs of 43 bps (annualized) and non-performing loans of 66 bps Solid capital position and increases in all key capital ratios; Bank tier 1 leverage ratio of 7.56% (+37 bps) Strong loan growth, stable credit and improved PE/VC-related gains

7Q2 2016 Corporate Overview and Financial Results 1 August 2016 1H’16 warrant and investment securities gains Pressured by VC market factors • Valuation “recalibration” for public and private tech companies • Lack of VC-backed IPOs; tempered M&A market • Slower pace of early-stage investment * This is a non-GAAP measure. Please see non-GAAP reconciliations at the end of this presentation for more information. We expect these factors to put pressure on gains from warrants and investment securities throughout 2016. Q2’16 included $12.4m gain from sale of U.S. Treasury securities $16 $13 $10 -$2 $22$24 $11 $16 $7 $5 -$5 $0 $5 $10 $15 $20 $25 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 M ill io ns Net gains (losses) on investment securities net of non-controlling interests* Net equity warrant gains

8Q2 2016 Corporate Overview and Financial Results 1 August 2016 Average loans grew 27% year over year Private Equity capital call lines drove Q2 growth of 7% (versus Q1’16), but we saw growth across all segments $14.3 $14.9 $15.7 $17.0 $18.2 $14.3 $15.3 $16.7 $17.7 $18.8 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 B ill io ns Average loans Period-end loans

9Q2 2016 Corporate Overview and Financial Results 1 August 2016 A diversified loan portfolio 1. As of 6/30/2016; gross loans do not include the impact of deferred fees and costs. 2. Private Bank segment includes loans designated as Consumer Loans in our earnings releases and our Form 10-K and 10-Q reports. 3. Tech, LS and Healthcare percentages are as a % of Total Gross Loans Gross Loans: $18.9 Billion1,2 Technology, Life Science & Healthcare Only 1,3 $8.5 Billion (45% of Gross Loans) Non-Early stage $0.7 Balance-sheet dependent covered by current assets; $1.7B is asset- based Cash flow dependent 1 Early Stage $1.2 Balance Sheet $2.7 Sponsored Buyout $2.1 Investor-dependent 1 Revenue: $0-$5MM 5% 14% 11% Investor-dependent 2 Revenue >$5MM 6% 9% Other$1.8 Cash flow dependent 2 Cash flow and hybrid Software & Internet $5.6 29% Hardware $1.1 6% Life Science & Healthcare $1.8 10% PE/VC Capital Call Lines $7.1 38% Wine $0.8 4% Private Bank $2.0 11% Other $0.5 2%

10Q2 2016 Corporate Overview and Financial Results 1 August 2016 Average total client funds flat in Q2’16 • Client funds franchise still strong • Lower market valuations, weak exit markets and client M&A activity were primary drivers in Q2 $35.0 $37.4 $38.9 $39.3 $38.2 $37.9 $42.0 $43.4 $42.5 $42.9 $72.8 $79.4 $82.3 $81.7 $81.0 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Billions Average off-balance sheet client investment funds Average deposits

11Q2 2016 Corporate Overview and Financial Results 1 August 2016 $94.6 $283.67.39% 2.73% 2% 3% 4% 5% 6% 7% 8% $80 $120 $160 $200 $240 $280 $320 Q 2' 07 Q 4' 07 Q 2' 08 Q 4' 08 Q 2' 09 Q 4' 09 Q 2' 10 Q 4' 10 Q 2' 11 Q 4' 11 Q 2' 12 Q 4' 12 Q 2' 13 Q 4' 13 Q 2' 14 Q 4' 14 Q 2' 15 Q 4' 15 Q 2' 16 Net interest income Net interest margin Net interest income grew 16.2% year over year Millions • Lower deposits and resulting decrease in investments resulted in slower NII growth of 0.7% in Q2 despite strong loan growth • Net interest margin increased 6 basis points

12Q2 2016 Corporate Overview and Financial Results 1 August 2016 Millions Credit quality was stable Net charge-offs decreased but continued to be driven primarily by early-stage loans; early stage loans drove 65% of net charge- offs while representing 6% of loans The increase in non-performing loans was driven primarily by the addition of one new sponsored buyout loan The provision of $36.3m (vs. $33.3m in Q1’16) consisted of $15.4m in reserves for new nonaccrual loans, $13.0m for charge-offs that did not previously have a specific reserve and $10.7m for loan growth, offset by a decrease in the reserves for performing loans Q2’16 Credit Drivers Stress in early-stage portfolio (as expected) 0.23% 0.05% 0.75% 0.43% $5.5 $1.7 $28.5 $19.4 0.0% 1.0% 2.0% Net charge-offs/average total gross loans (annualized) Net charge-offs 0.38% 0.10% 0.66% $38.1 $11.8 $124.7 0.0% 0.5% 1.0% 1.5% 2.0% Non-performing loans/total gross loans Non-performing loans

13Q2 2016 Corporate Overview and Financial Results 1 August 2016 Our credit risk profile has improved over time • Technology and Life Sciences & Healthcare lending represents only 45 percent of total loans (compared to 56 percent in 2007) • The strongest growth has come from segments with the best credit performance: Private Equity Capital Calls and Private Bank. • Growth in these areas has reduced the risk profile of our loan portfolio. • PE/VC Capital Call lines, Private Bank and Wine represented 53 percent of the loan portfolio at 6/30/16 (compared to 38 percent in 2007) and which have experienced nominal losses over the last decade. • Majority of loan losses have come from early-stage (ES) portfolio historically; ES loans were 6 percent of total loans in Q2’16 vs. 14 percent in 2007. 1.1%11% 3.5% 2015 ES loss rate Peak annual ES loss rates (2009) Average ES loss rate (2008-2015) 5.1% 1H’2016 annualized ES loss rate

14Q2 2016 Corporate Overview and Financial Results 1 August 2016 Total Non-Interest Income Non-interest income $257.7 $238.7 $310.2 $14.2 $80.2 $167.6 $123.5 $126.3 $108.5 $114.5 $86.1 $112.8 Q2’16 non-GAAP non-interest income1 included the following components: • Non-GAAP gains on investment securities net of non-controlling interests of $21.6m, which includes a $12.4m gain on sale of U.S. Treasury securities and $9.6m of gains on our venture capital related investments. • Gains on derivative instruments of $8.8m, which reflects $5.1m of net warrant gains • “Core fee” income2 of $74.5m • Other non-interest income of $6.3m 1) Gains on investment securities net of non-controlling interests and “core fee” income are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. 2) “Core Fee” income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. Millions $105.8 $100.9 $123.5 $49.5 $75.3 $104.3 $109.4 $117.7 $102.1 $111.8 $88.8 $111.2 $0 $50 $100 $150 $200 $250 $300 $350 GAAP Non-Interest Income Non-GAAP Non-Interest Income net of Non-Controlling Interests

15Q2 2016 Corporate Overview and Financial Results 1 August 2016 $43.2 $49.0 $50.9 $50.0 $53.3 $55.3 $58.2 $66.1 $68.4 $72.7 $76.5 $74.5 $0 $10 $20 $30 $40 $50 $60 $70 $80 Millions Total "Core Fee" Income “Core fee” 1 income 1) This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. “Core Fee” income comprises fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate.

16Q2 2016 Corporate Overview and Financial Results 1 August 2016 $13.7 $15.9 $17.2 $17.9 $17.9 $18.6 $17.7 $22.4 $23.0 $24.0 $27.0 $24.1 $8.2 $9.2 $10.3 $10.3 $10.9 $10.4 $12.1 $14.2 $14.5 $15.8 $15.5 $15.4 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 Millions Foreign exchange fees Credit card & payment fees 23.2% CAGR Q3’13-Q2’16 1) “Core Fee” income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. 2) FX increase in Q1’16 vs. Q4’15 was primarily driven by a reclassification of fees on forward contracts previously reflected in gains and losses on derivative instruments. Foreign exchange2 and credit card fees have driven 57% of core fee income increases since Q3’13 “Core fee”1 income growth drivers 20.8%

17Q2 2016 Corporate Overview and Financial Results 1 August 2016 Complex regulatory environment As a global, commercial bank with a holding company structure, we face a more complex regulatory landscape. We have invested for years, and continue to invest, in regulatory and compliance infrastructure – people, processes and systems. Key Areas of Regulatory Focus • Road to $50B • Enhanced Prudential Standards, including – “CCAR” – Stress testing • BSA/AML • Volcker Rule • “Basel III”* * Refers to the adoption of the rules implementing the "Basel III" regulatory capital reforms and changes required by the Dodd-Frank Act

18Q2 2016 Corporate Overview and Financial Results 1 August 2016 We are well capitalized: Holdco capital ratios1 1) All ratios, except TCE/TA and TCE/RWA are as reported in our most recent bank holding company consolidated reports on Form FR Y9C. TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases. 2) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. 2011 2012 2013 2014 2015 Q1’16 Q2’16 CET 1 risk-based Capital - - - - 12.28% 12.38% 12.43% Tier 1 risk-based capital 12.62% 12.79% 11.94% 12.91% 12.83% 12.86% 12.89% Total risk-based capital 13.95% 14.05% 13.13% 13.92% 13.84% 13.90% 13.92% Tier 1 leverage 7.92% 8.06% 8.31% 7.74% 7.63% 7.69% 8.08% Tangible common equity to tangible assets2 7.86% 8.04% 7.43% 7.15% 7.16% 7.76% 8.13% Tangible common equity to risk- weighted assets2 13.25% 13.53% 11.61% 12.93% 12.34% 12.82% 12.91%

19Q2 2016 Corporate Overview and Financial Results 1 August 2016 2 We are well capitalized: Bank capital ratios1 1. All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports. Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases. 2. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. • Exceptional deposit growth has pressured Tier 1 Leverage ratio over time, although a decline in total assets driven by tempered deposit growth in 1H’16 increased Tier 1 Leverage • “Basel III” adoption in January 2015 • Down-streamed capital from holding company (from Q2’14 $435M common equity raise and Q1’15 $350M debt raise) increased bank capital ratios across the board 2011 2012 2013 2014 2015 Q1’16 Q2’16 CET 1 risk-based Capital - - - - 12.52% 12.57% 12.57% Tier 1 risk-based capital 10.96% 11.24% 10.11% 11.09% 12.52% 12.57% 12.57% Total risk-based capital 12.33% 12.53% 11.32% 12.12% 13.60% 13.66% 13.65% Tier 1 leverage 6.87% 7.06% 7.04% 6.64% 7.09% 7.19% 7.56% Tangible common equity to tangible assets2 7.18% 7.41% 6.58% 6.38% 6.95% 7.55% 7.90% Tangible common equity to risk- weighted assets2 11.75% 12.08% 9.84% 11.19% 12.59% 13.03% 13.07%

20Q2 2016 Corporate Overview and Financial Results 1 August 2016 Business Driver 2016 Full Year Outlook vs. 2015 Full Year Results Change since 4/21/16 Average loans Increase at a percentage rate in the mid 20s Increased from “low 20s” due to better-than-expected average loan growth in 1H’16 Average deposits Increase at a percentage rate in the mid single digits Decreased from low double digits due to lower deposit balances in Q2’16 driven by “recalibration” of the VC funding environment Net interest income1, 2 Increase at a percentage rate in the mid-teens No change Net interest margin1, 2 Between 2.60% and 2.80% Increased from “between 2.50% and 2.70%” due to strong loan growth Allowance for loan losses for total gross performing loans as a % of total gross performing loans Comparable to 2015 levels No change Net loan charge-offs 0.30%-0.50% of avg. total gross loans No change; we expect to see full year 2016 net charge- offs closer to the top of our outlook range of 50 basis points of average total gross loans Non-performing loans/total gross loans Between 0.60% and 1.00% of total gross loans No change “Core fee” income 3,4 Increase at a percentage rate in the low 20s Decreased from “mid 20s” due to impact of lower average credit card spend, lower foreign exchange transaction sizes and lower off-balance sheet client investments due to current VC funding and exit markets Non-interest expense (excluding expense related to non-controlling interests)1,4 Increase at a percentage rate in the high single digits No change 2016 full-year outlook (as of 7/21/16) 1) Our outlook reflects management’s expectations of our financial performance, which is based on our current beliefs and assumptions. Such expectations may prove to be incorrect and actual results may differ. Please see our “Special Note on Forward-Looking Statements” note at the beginning of this presentation as well as our “Additional Information Regarding Forward-Looking Statements” note at the end of this presentation. 2) Assumes no increases to the Federal Funds Target Rate through the end of 2016. 3) “Core fee” income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees, in aggregate. 4) This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. This measure excludes certain line items where performance is typically subject to market or other conditions beyond our control. As we are unable to quantify such line items that would be required to be included in the comparable GAAP financial measure for the future period presented without unreasonable efforts, no reconciliation for the outlook of non-GAAP core fee income to GAAP noninterest income for fiscal 2016 is included in this release, as we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors.

21Q2 2016 Corporate Overview and Financial Results 1 August 2016 Appendix

22Q2 2016 Corporate Overview and Financial Results 1 August 2016 23 26 28 29 34 35 36 38 39 40 43 44 About SVB Financial highlights ROE Balance sheet Interest rate sensitivity Credit quality Investment securities and warrant gains (losses) Efficiency ratio Regulatory initiatives Venture capital trends Additional information regarding forward-looking statements Non-GAAP reconciliations Appendix – contents

23Q2 2016 Corporate Overview and Financial Results 1 August 2016 At the center of the innovation economy for over 30 years Silicon Valley Bank Global commercial banking for innovators, enterprises and investors SVB Capital Private venture investing expertise, oversight and management SVB Private Bank Private banking SVB Analytics Strategic advisory, research and valuation services (certain services provided by SVB Securities) SVB Asset Management Investment strategies and solutions to help companies preserve and grow capital SVB Wealth Advisory Private wealth management

Serving innovation around the world

$1.5B
(+36.9%) international loans*

$6.9B
(+10.1%) international deposits*

28%
Increase in international clients*



U.S.
U.K.
Israel
China
Hong Kong
SVB Offices
SVB Coverage
SVB's International Banking Network

Average loan and deposit balances at 6/30/16 (Growth rates Q2'16 compared to Q2'15)

svb Q2 2016 Corporate Overview and Financial Results 1 August 2016 24

25Q2 2016 Corporate Overview and Financial Results 1 August 2016 • Average tenure of 12 years at SVB • Diverse experience and skill sets to help direct our growth A strong, seasoned management team Greg Becker PRESIDENT & CEO SILICON VALLEY BANK & SVB FINANCIAL GROUP 23 years at SVB Phil Cox HEAD OF EMEA AND PRESIDENT OF THE UK BRANCH 7 years at SVB Mike Dreyer CHIEF OPERATIONS OFFICER Recently joined Joan Parsons HEAD OF SPECIALTY BANKING 22 years at SVB Marc Cadieux CHIEF CREDIT OFFICER 24 years at SVB Mike Descheneaux CHIEF FINANCIAL OFFICER 10 years at SVB Chris Edmonds-Waters HEAD OF HUMAN RESOURCES 13 years at SVB Bruce Wallace CHIEF DIGITAL OFFICER 8 years at SVB John China HEAD OF RELATIONSHIP BANKING 20 years at SVB Michelle Draper CHIEF MARKETING OFFICER 3 years at SVB Roger Leone CHIEF INFORMATION OFFICER 1 year at SVB Michael Zuckert GENERAL COUNSEL 2 years at SVB

26Q2 2016 Corporate Overview and Financial Results 1 August 2016 Q2’15 Q3’15 Q4’15 Q1’16 Q2’16 Diluted earnings per share $1.66 $1.57 $1.68 $1.52 $1.78 Net income available to common stockholders $86.1M $81.7M $87.5M $79.2M $93.0M Average loans (change) $14.3B 2.1% $14.9B 4.2% $15.7B 5.6% $17.0B 8.0% $18.2B 7.0% Average deposits Change $35.0B 3.2% $37.4B 6.9% $38.9B 4.1% $39.3B 1.0% $38.2B -2.8% Average off-Balance sheet client investment funds (change) $37.9B 12.6% $42.0B 10.8% $43.40B 3.5% $42.5B -2.2% $42.9B 1.0% Average fixed income securities $21.4B $22.9B $23.5B $23.4B $21.8B Net interest margin 2.58% 2.50% 2.54% 2.67% 2.73% Net interest income $243.8M $254.7M $269.1M $281.4M $283.3M Non-GAAP non-interest income 1 $117.7M $102.1M $111.8M $88.8M $111.2M Net charge-offs / Average total gross loans (annualized) 0.05% 0.75% 0.28% 0.49% 0.43% Non-interest expense $194.1M $184.8M $208.6M $204.0M $200.4M Return on average SVBFG stockholders’ equity (annualized) 11.40% 10.35% 10.74% 9.58% 10.83% Return on average assets (annualized) 0.88% 0.77% 0.80% 0.72% 0.86% 1) Non-GAAP non-interest income net of non-controlling interests. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. Quarterly highlights

Annual highlights

	2011	2012	2013	2014	2015
Diluted earnings per share	$3.94 [1,2]	$3.91 [3]	$4.67 [4]	$5.31 [5]	$6.62
Net income available to common stockholders	$171.9M [1,2]	$175.1M [3]	$214.5M [4]	$263.9M [5]	$343.9M
Average loans *(change)*	$5.8B *31.1%*	$7.6B *30.0%*	$9.4B *23.7%*	$11.5B *23.0%*	$14.8B *28.3%*
Average deposits *(change)*	$15.6B *29.4%*	$17.9B *15.0%*	$19.6B *9.5%*	$28.3B *44.4%*	$36.3B *28.2%*
Average off-Balance sheet client investment funds *(change)*	$17.7B *12.9%*	$20.2B *14.0%*	$24.2B 19.8%	$30.0B 24.0%	$39.2B 30.6%
Average fixed-income securities [6]	$9.4B	$10.7B	$10.6B	$16.6B	$22.3B
Net interest margin	3.08%	3.19%	3.29%	2.81%	2.57%
Net interest income	$526.3M	$617.9M	$697.3M	$856.6M	$1,006.4M
Non-GAAP non-interest income [7]	$222.7M	$240.4M	$330.3M	$352.5M	$441.1M
Net charge-offs/ Average total gross loans (annualized)	(0.02%)	0.31%	0.33%	0.32%	0.31%
Non-interest expense	$500.6M	$546.0M	$615.2M [4]	$707.2M [4]	$778.0M
Return on average SVBFG stockholders' equity (annualized)	11.87% [1,2]	10.09% [3]	11.20%	10.46% [5]	11.18%
Return on average assets (annualized)	0.92% [1,2]	0.82% [3]	0.93%	0.80% [5]	0.84%

1. Includes gains of $0.52/share or $22.5M (net of tax) from sales of AFS securities
2. Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps
3. Includes gains of $0.12/share or $5.5M (net of tax) from sales of AFS securities and certain assets related to our equity management services business
4. Prior period amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).
5. Includes post-tax net loss of $11.4M related to the sale of our SVBIF entity in India
6. Includes available-for-sale and held-to-maturity securities held on the balance sheet
7. Non-GAAP noninterest income, net of non-controlling interests. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information svb Q2 2016 Corporate Overview and Financial Results 1 August 2016 27

28Q2 2016 Corporate Overview and Financial Results 1 August 2016 Pressure on asset yields due to low interest rates and deposit growth, as well as continued investment in our growth and expansion have impacted ROAE. Strong return on average equity vs. peers1 1) “Peers” refers to peer group as reported in our 2016 Proxy Statement and updated as of 3/31/16. Peer ROAE data is from SNL Financial and reflects available data to date. 2) Annualized 15.17% 17.98% 10.38% 2.68% 7.72% 11.87% 10.09% 11.20% 10.46% 11.18% 10.16%12.13% 9.73% 2.85% -4.45% 5.70% 8.54% 9.27% 9.42% 8.82% 9.05% 9.02% -5% 0% 5% 10% 15% 20% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 1H'16 SVB Peers 2

29Q2 2016 Corporate Overview and Financial Results 1 August 2016 A highly liquid balance sheet (6/30/16) Period-end assets $43.1 Billion Period-end liabilities $39.5 Billion * Net of non-controlling interests, non-marketable securities were $542 million. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. Non-marketable securities (VC Investments) 2% $0.7B* Net loans 43% $18.6B AFS securities (primarily agencies) 30% $13.1B Held-to- maturity securities 19% $8.2B Cash 4% $1.9B Other 2% $0.8B Borrowings 3% $1.3B Interest- bearing deposits 19% $7.3B Non-interest- bearing deposits 77% $30.3B Other 1% $0.6B

30Q2 2016 Corporate Overview and Financial Results 1 August 2016 A growing balance sheet (period-end balances) Investment portfolio = 49% of Total Assets at 6/30/16 Non-Interest-Bearing Deposits = 81% of Total Deposits at 6/30/16 Billions Billions $20.0 $22.8 $26.4 $39.3 $44.7 $43.1 $0 $15 $30 $45 2011 2012 2013 2014 2015 Q2'16 Other assets Net loans Non-marketable securities Held-to-maturity securities Available-for-sale securities Cash and cash equivalents $17.7 $20.2 $23.3 $35.3 $41.4 $39.5 $0 $15 $30 $45 2011 2012 2013 2014 2015 Q2'16 Other liabilities Borrowings Interest bearing deposits Noninterest-bearing deposits

31Q2 2016 Corporate Overview and Financial Results 1 August 2016 A high quality investment portfolio A highly liquid portfolio with a duration of 2.4 years (at 6/30/16) Available-for-Sale Securities * Held-to-Maturity Securities Investment portfolio represents 49% of total assets Billions Billions U.S. Treasuries make up 42% of investment portfolio Municipal bonds and notes Non-agency mortgage-backed securities U.S. agency debentures Equity Securities Agency-issued commercial mortgage-backed securities Agency-issued collateralized residential mortgage-backed securities – variable rate U.S. Treasury Securities Agency-issued collateralized residential mortgage-backed securities – fixed rate Agency-issued residential mortgage-backed securities * In June 2014, certain Available-for-Sale (AFS) securities were re-designated as Held-to-Maturity securities. Prior to June 2014, our investment securities portfolio comprised only AFS securities. 2.2 3.8 1.2 0.6 $5.5 $7.4 $7.7 $8.8 $8.2 $0 $2 $4 $6 $8 $10 9.0 2.3 1.2 0.5 $10.5 $11.3 $12.0 $11.7 $13.5 $16.4 $13.1 $- $2 $4 $6 $8 $10 $12 $14 $16

32Q2 2016 Corporate Overview and Financial Results 1 August 2016 $16.7 $19.2 $22.5 $34.3 $33.9 $35.6 $37.0 $39.1 $38.8 $37.6 $18.7 $22.5 $26.4 $32.4 $35.2 $40.1 $43.6 $44.0 $42.3 $43.1 $35.5 $41.7 $48.8 $66.7 $69.1 $75.7 $80.6 $83.1 $81.0 $80.7 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2011 2012 2013 2014 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Bi lli on s Period-end client investment funds Period-end deposits Period-end total client funds * Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds. Robust client liquidity Long-term Growth Drivers • Significant client funding and exit activity • Healthy increases in early-stage and private equity client counts 1H’16 market dynamics resulting in slower client fund flows • Lower valuations • Slower early-stage funding • Lack of VC-backed exits • M&A by and of our clients

33Q2 2016 Corporate Overview and Financial Results 1 August 2016 Strong loan growth $3.5 $4.6 $4.7 $4.4 $5.8 $7.6 $9.4 $11.5 $14.8 $17.0 $18.2 $4.2 $5.5 $4.5 $5.5 $7.0 $8.9 $10.9 $14.4 $16.7 $17.7 $18.8 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 B ill io ns Average loans Period-end loans Private Equity capital call lines of credit, Private Bank and Global have been strong growth drivers for the past three years.

34Q2 2016 Corporate Overview and Financial Results 1 August 2016 Changes in Fed Funds Rate (basis points) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +100 +$93 million +$1.79 +2.08% +0.38% +200 +$193 million +$3.70 +4.18% +0.77% +300 +$293 million +$5.61 +6.18% +1.17% We expect each 25 bps increase in short-term rates to contribute approximately $23 million to Net Interest Income* We expect rising rates to benefit us significantly As reported in our sensitivity analysis included in our Form 10-K and Form 10-Q reports pursuant to applicable SEC requirements; these estimates are reported on a post-tax basis and are based on a static balance sheet and assumptions as of June 30, 2016. Actual results may differ.

35Q2 2016 Corporate Overview and Financial Results 1 August 2016 3.32% -0.08% 2.64% -0.02% 0.49%* 0.43%* -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1'16Q2'16 Net charge-offs as % of average total gross loans $18.4 $7.6 $87.2 $123.4 $114.0 $124.7 1.07% 0.18% 1.57% 0.73%0.64% 0.66% $0 $40 $80 $120 $160 $200 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1'16 Q2'16 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Non-performing loans Non-performing loans as % total gross loans Millions Financial Crisis: 5 problem loans drove short-lived spike in NPLs History of strong credit quality Though elevated, NPLs from Q2’15 through Q2’16 remain manageable, driven primarily by four Sponsored Buyout (SBO) loans, one of which was repaid in Q1’16. To date we have had no losses in our SBO portfolio. Financial Crisis: 5 problem loans drove short-lived spike in NCOs * Annualized

36Q2 2016 Corporate Overview and Financial Results 1 August 2016 $36.5 $26.1 $37.4 ($22.1) ($1.1) $16.6 $19.1 $15.9 $12.7 $9.6 ($2.0) $21.6 $18.8 $16.6 $25.4 $12.3 $13.0 $20.2 $20.3 $23.6 $10.7 $16.4 $6.6 $5.1 -$30 -$20 -$10 $0 $10 $20 $30 $40 $50 $60 $70 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 M illi on s Net equity warrant gains (losses) Net gains (losses) on investment securities net of non-controlling interests* Investment Securities and Warrant Gains Valuation gains of $21.8m net of NCI related to FireEye IPO Losses of $22.1m, net of NCI, related to decline in FireEye valuations Net warrant gains of $13.9m related to FitBit IPO Net warrant gains of $15.2m related to FireEye IPO, Losses of $2.0m , net of NCI, related to decline in public market valuations, as well as a lack of exits * This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. Includes gains of $12.4m from the sale of U.S. Treasury securities to support loan growth Lower net warrant gains due to lower valuations and lack of VC-backed exits

37Q2 2016 Corporate Overview and Financial Results 1 August 2016 Net warrant gains have outstripped early-stage loan losses over time $84M ($3) $8 $3 $3 $22 $23 $11 $7 $37 $19 $46 $71 $71 $12 ($13) ($1) ($2) ($7) ($10) ($16) ($58) ($23) ($1) ($21) ($26) ($30) ($12) ($29) -$60 -$40 -$20 $0 $20 $40 $60 $80 $100 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD 2016 M ill io ns Net Gains on Equity Warrants Net of Early-Stage Loan Losses 2002 through 6/30/16 Cumulative net gains (warrants minus ES NCOs) Net gains (losses) on warrants Early-stage net charge-offs

38Q2 2016 Corporate Overview and Financial Results 1 August 2016 $492 $535 $603 $688 $777 $204 $200 65.6% 62.2% 58.5% 56.9% 53.6% 55.1% 50.7% $0 $200 $400 $600 $800 2011 2012 2013 2014 2015 Q1'16 Q2'16 Non-GAAP non-interest expense net of non-controlling interests Non-GAAP efficiency ratio Millions 1. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. 2. Non-GAAP non-interest expense net of non-controlling interests and non-GAAP efficiency ratio exclude the impact of non-controlling interests 1,2 1,2 Efficiency ratio trending down Q2 decrease in efficiency ratio driven primarily by $12.4m gain on sale of U.S. Treasury securities as well as higher gains on VC-related investments

39Q2 2016 Corporate Overview and Financial Results 1 August 2016 Initiative Status Enhanced Prudential Standards Continued progress to prepare for more stringent prudential requirements relating to capital, liquidity, risk management, resolution planning and other areas applicable for a >$50B financial institution Capital Stress Testing Capital stress testing results disclosed in June 2015; integrated with strategic planning cycle; idiosyncratic stress scenarios being developed and performed Liquidity Stress Testing Quarterly testing/internal reporting since 2010; liquidity management practices separately at both the Bank and Parent level Model Risk Management Program in place and continuing to develop Risk Governance & Oversight Board involvement, including formation of Risk Committee; Risk Appetite Statement Enterprise Risk Management Covers all material risks: Credit, Liquidity, Market, Operational, Legal/Compliance Compliance Infrastructure Continued investment in compliance infrastructure and staff, including “Basel III*” and BSA/AML Volcker Rule Compliance Ongoing; no new material commitments of our own capital since 2010; regulatory deadline in July 2017 Liquidity Coverage Ratio/ High Quality Liquid Assets As of 6/30/16: $21.3B short-duration, fixed-income portfolio (49% of assets); composed predominantly of Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Association and U.S. Treasury securities Infrastructure Continuous investment in people, processes and systems, particularly data governance, to support all of the above Continued regulatory focus: ongoing efforts, investment and yet more to do * Refers to the adoption of the rules implementing the Basel III regulatory capital reforms and changes required by the Dodd-Frank Act

40Q2 2016 Corporate Overview and Financial Results 1 August 2016 Venture capital investment levels have been healthy overall despite recalibration Source: PricewaterhouseCoopers/National Venture Capital Association MoneyTree™ Report, Data: Thomson Reuters Q2’16 was dominated by large investments into later-stage companies and lower levels of early-stage investment $105 $20 $20 $60 $28 8,042 3,038 3,183 4,535 1,972 $0 $20 $40 $60 $80 $100 $120 2000 2002 2004 2006 2008 2010 2012 2014 2016 YTD B ill io ns VC Investment # Deals

41Q2 2016 Corporate Overview and Financial Results 1 August 2016 VC fundraising has been healthy overall Source: Thomson Reuters and National Venture Capital Association Investors have plenty of “dry powder” while they evaluate their next steps $101 $9 $16 $31 $29 $12 $9 632 160 162 274 249 67 67 $0 $11 $22 $33 $44 $55 $66 $77 $88 $99 $110 B ill io ns Dollars # Funds

42Q2 2016 Corporate Overview and Financial Results 1 August 2016 IPOs remained slow in Q2’16 Source: Thomson Reuters and National Venture Capital Association, includes all companies with at least one U.S. VC investor that trade on U.S. exchanges, regardless of domicile $19 $30 $13 $48 $18 $14 378 273 486 398 155 $- $10 $20 $30 $40 $50 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD 2016 Bi lli on s M&A M&A $$ (Disclosed) M&A Deals $5 $0 $21 $16 $9 $1 57 6 48 117 77 18 $- $5 $10 $15 $20 $25 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD 2016 Bi lli on s IPO IPO $$ IPO Deals There were three tech IPOs in Q2’16 versus zero in Q1’16

43Q2 2016 Corporate Overview and Financial Results 1 August 2016 As discussed under “Special Note Regarding Forward-Looking Statements,” our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: (i) market and economic conditions, including the interest rate environment, and the associated impact on us; (ii) the credit profile and credit quality of our loan portfolio and volatility of our levels of nonperforming assets and charge-offs; (iii) the adequacy of our allowance for loan losses and the need to make provisions for loan losses for any period; (iv) the borrowing needs of our clients; (v) the sufficiency of our capital and liquidity positions; (vi) the levels of loans, deposits and client investment fund balances; (vii) the performance of our portfolio investments; the general condition of the public and private equity and mergers and acquisitions markets and their impact on our investments, including equity warrant assets, venture capital and private equity funds and direct equity investments; (viii) our overall investment plans and strategies; the realization, timing, valuation and performance of our equity or other investments; (ix) the levels of public offerings, mergers and acquisitions and venture capital investment activity of our clients that may impact the borrowing needs of our clients; (x) the occurrence of fraudulent activity, including breaches of our information security or cyber security-related incidents; (xi) business disruptions and interruptions due to natural disasters and other external events; (xii) the impact on our reputation and business from our interactions with business partners, counterparties, service providers and other third parties; (xiii) expansion of our business internationally; (xiv) the impact of legal requirements and regulations limiting or restricting our activities or resulting in higher costs, including the Volcker rule; (xv) the impact of lawsuits and claims; (xvi) changes in accounting standards; (xvii) the levels of equity capital available to our client or portfolio companies; and (xviii) our ability to maintain or increase our market share, including through successfully implementing our business strategy and undertaking new business initiatives. For additional information about these and other factors, investors should refer to the documents we file from time to time with the Securities and Exchange Commission, including: (i) the disclosure contained under the heading “Risk Factors” in our latest Annual Report on Form 10-K for the year ended December 31, 2015, which was filed on February 26, 2016; (ii) the disclosure contained under the heading “Forward-Looking Statements” in our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K filed on July21, 2016. Additional information regarding forward-looking statements

Non-GAAP reconciliation

"Core fee"[1] income

Non-GAAP core fee income (dollars in thousands)	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014
	Quarter ended					
GAAP noninterest income	$ 257,650	$ 238,713	$ 310,225	$ 14,210	$ 80,167	$ 167,637
Less: gains (losses) on investment securities, net	187,862	163,547	223,912	(57,320)	5,644	94,787
Less: gains on derivative instruments, net	9,422	14,382	24,167	12,775	26,538	33,365
Less: other noninterest income (loss)	17,161	11,791	11,200	8,762	(5,361)	(15,861)
Non-GAAP core fee income	$ 43,205	$ 48,993	$ 50,946	$ 49,993	$ 53,346	$ 55,346

Non-GAAP core fee income (dollars in thousands)	Mar 31, 2015[2]	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016
	Quarter ended					
GAAP noninterest income	$ 123,524	$ 126,287	$ 108,477	$ 114,506	$ 86,134	$ 112,776
Less: gains (losses) on investment securities, net	33,263	24,975	18,768	12,439	(4,684)	23,270
Less: gains (losses)on derivative instruments, net	39,729	16,317	10,244	17,515	(1,695)	8,798
Less: other noninterest income (loss)	(7,678)	18,916	11,077	11,847	15,971	6,254
Non-GAAP core fee income	$ 58,210	$ 66,079	$ 68,388	$ 72,705	$ 76,542	$ 74,454

1) "Core fee" income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees in aggregate. This is a non-GAAP measure. For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

2) Q1'15 amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC and PE-related funds (ASU 2015-02). Amounts prior to 3/31/15 have not been revised.

svb Q2 2016 Corporate Overview and Financial Results 1 August 2016 44

45Q2 2016 Corporate Overview and Financial Results 1 August 2016 1) For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. Non-marketable securities Non-GAAP reconciliation1 Non-GAAP non-marketable securities, net of non-controlling interests (dollars in thousands) Jun 30, 2016 GAAP non-marketable securities $ 664,054 Less: amounts attributable to non-controlling interests 121,803 Non-GAAP non-marketable securities, net of non-controlling interests $ 542,251 Composition of non-GAAP non-marketable securities, net of non- controlling interests Jun 30, 2016 Non-marketable securities (fair value accounting): Venture capital and private equity fund investments 42,210 Other venture capital investments 218 Other securities (fair value accounting) 61 Non-marketable securities (equity method accounting): Venture capital and private equity fund investments 64,469 Debt funds 19,239 China Joint Venture Investment 78,074 Other investments 42,647 Non-marketable securities (cost method accounting): Venture capital and private equity fund investments 117,379 Other investments 24,156 Investments in qualified affordable housing projects 153,798 Total non-marketable and other securities $ 542,251

Non-GAAP reconciliation[1]

Gains (losses) on investment securities

Non-GAAP gains (losses) on investment securities (dollars in thousands)	Quarter ended Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014
GAAP net gains (losses) on investment securities	$ 187,862	$ 163,547	$ 223,912	$ (57,320)	$ 5,644	$ 94,787
Less: income (losses) attributable to noncontrolling interests, including carried interest	151,360	137,405	186,552	(35,240)	6,757	78,225
Non-GAAP net gains (losses) on investment securities, net of noncontrolling interests	$ 36,502	$ 26,142	$ 37,360	$ (22,080)	$ (1,113)	$ 16,562

Non-GAAP gains (losses) on investment securities (dollars in thousands)	Quarter ended Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016
GAAP net gains (losses) on investment securities	$ 33,263	$ 24,975	$ 18,768	$ 12,439	$ (4,684)	$ 23,270
Less: income (losses) attributable to noncontrolling interests, including carried interest	14,171	9,036	6,102	2,803	(2,716)	1,622
Non-GAAP net gains (losses) on investment securities, net of noncontrolling interests	$ 19,092	$ 15,939	$ 12,666	$ 9,636	$ (1,968)	$ 21,648

1) For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

svb Q2 2016 Corporate Overview and Financial Results 1 August 2016

46

Non-GAAP reconciliation[1]

Capital ratios

Consolidated (Holdco) TCE/TA and TCE/RWA[1]

Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios)	Year ended December 31, 2011	2012	2013 [2]	2014 [2]	2015	Quarter ended March 31, 2016	June 30, 2016
GAAP SVBFG stockholders' equity	$ 1,569,392	$ 1,830,555	$ 1,961,635	$ 2,813,072	$ 3,198,134	$ 3,381,044	$ 3,505,578
Less: Intangible assets	601	-	-	-	-	-	-
Tangible common equity (TCE)	$ 1,568,791	$ 1,830,555	$ 1,961,635	$ 2,813,072	$ 3,198,134	$ 3,381,044	$ 3,505,578
GAAP Total assets	$ 19,968,894	$ 22,766,123	$ 26,412,554	$ 39,337,869	$ 44,686,703	$ 43,573,902	$ 43,132,654
Less: Intangible assets	601	-	-	-	-	-	-
Tangible assets (TA)	$ 19,968,293	$ 22,766,123	$ 26,412,554	$ 39,337,869	$ 44,686,703	$ 43,573,902	$ 43,132,654
Risk-weighted assets (RWA)	$ 11,837,902	$ 13,532,984	$ 16,901,501	$ 21,755,091	$ 25,919,594	$ 26,382,154	$ 27,145,857
Tangible common equity to tangible assets	7.86%	8.04%	7.43%	7.15%	7.16%	7.76%	8.13%
Tangible common equity to risk-weighted assets	13.25%	13.53%	11.61%	12.93%	12.34%	12.82%	12.91%

Bank only TCE/TA and TCE/RWA[1]

Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios)	Year ended December 31, 2011	2012	2013 [2]	2014 [2]	2015	Quarter ended March 31, 2016	June 30, 2016
Tangible common equity (TCE)	$ 1,346,854	$ 1,591,643	$ 1,634,389	$ 2,399,411	$ 3,059,045	$ 3,246,536	$ 3,359,097
Tangible assets (TA)	$ 18,758,813	$ 21,471,111	$ 24,849,484	$ 37,607,973	$ 44,045,967	$ 42,990,146	$ 42,522,293
Risk-weighted assets (RWA)	$ 11,467,401	$ 13,177,887	$ 16,612,870	$ 21,450,480	$ 24,301,043	$ 24,922,140	$ 25,691,978
Tangible common equity to tangible assets	7.18%	7.41%	6.58%	6.38%	6.95%	7.55%	7.90%
Tangible common equity to risk-weighted assets	11.75%	12.08%	9.84%	11.19%	12.59%	13.03%	13.07%

1. For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
2. Prior period amounts, except risk-weighted assets, have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).

svb Q2 2016 Corporate Overview and Financial Results 1 August 2016 47

Non-GAAP reconciliation

Non-interest income[1]

Non-GAAP non-interest income, net of non-controlling interests (dollars in thousands)	Quarter ended Sep 30, 2013	Dec 30, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015[2]	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016
GAAP non-interest income	$ 267,650	$ 238,713	$ 310,225	$ 14,210	$ 80,167	$ 167,637	$ 123,524	$ 126,287	$ 108,477	$ 114,506	$ 86,134	$ 112,776
Less: income (losses) attributable to non-controlling interests, including carried interests	151,830	137,833	186,718	(35,325)	4,911	77,320	14,164	8,556	6,343	2,673	(2,671)	1,619
Non-GAAP non-interest income, net of non-controlling interests	105,820	100,880	123,507	49,535	75,256	90,317	109,360	117,731	102,134	111,833	88,805	111,157
Less: net (losses) on SVBIF Sale Transaction	-	-	-	-	-	(13,934)	-	-	-	-	-	-
Non-GAAP non-interest income, net of noncontrolling interests and excluding net losses on SVBIF Sale Transaction	$ 105,820	$ 100,880	$ 123,507	$ 49,535	$ 75,256	$ 104,251	$ 109,360	$ 117,731	$ 102,134	$ 111,833	$ 88,805	$ 111,157

Non-GAAP Non-interest income, net of non-controlling interests (dollars in thousands)	Year ended December 31, 2011	2012	2013	2014	2015
GAAP noninterest income	382,332	335,546	673,206	572,239	472,794
Less: income (losses) attributable to noncontrolling interests, including carried interest	122,336	85,940	342,904	233,624	31,736
Non-GAAP noninterest income, net of noncontrolling interests	259,996	249,606	330,302	338,615	441,058
Less: gains on sales of certain available-for-sale securities	37,314	4,955	-	-	
Less: net gains on the sale of certain assets related to our equity management services business	-	4,243	-	-	
Less: net (losses) on the SVBIF sale transaction	-	-	-	(13,934)	
Non-GAAP noninterest income, net of noncontrolling interests and excluding one time adjustments	222,682	240,408	330,302	352,549	441,058

1) For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
2) Q1'15 amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to our investments in VC- and PE-related funds (ASU 2015 – 02 Deconsolidation). Amounts prior to 3/31/15 have not been revised.

svb Q2 2016 Corporate Overview and Financial Results 1 August 2016 48

Non-GAAP reconciliation

Non-GAAP operating efficiency ratio, net of non-controlling interests[1]

(Dollars in thousands, except ratios)	Year ended December 31, 2011	2012	2013 [2]	2014 [2]	2015	Quarter ended Mar 31, 2016	Jun 30, 2016
GAAP noninterest expense	$ 500,628	$ 545,998	$ 615,244	$ 707,180	$ 778,016	$ 204,033	$ 200,352
Less: amounts attributable to noncontrolling interests	11,567	11,336	12,714	18,867	828	(91)	258
Less: net gain from note repurchases and termination of corresponding interest rate swaps	(3,123)	-	-	-	-	-	-
Non-GAAP noninterest expense, net of noncontrolling interests	$ 492,184	$ 534,662	$ 602,530	$ 688,313	$ 777,188	$ 204,124	$ 200,094
GAAP net interest income	$ 526,277	$ 617,864	$ 697,344	$ 856,595	$ 1,006,425	$ 281,421	$ 283,336
Adjustments for taxable equivalent basis	1,951	1,919	1,724	1,689	1,564	322	309
Non-GAAP taxable equivalent net interest income	528,228	619,783	699,068	858,284	1,007,989	281,743	283,645
Less: income (losses) attributable to noncontrolling interests	122	106	76	33	8	3	55
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests	$ 528,106	$ 619,677	$ 698,992	$ 858,251	$ 1,007,981	$ 281,740	$ 283,590
GAAP noninterest income	382,332	335,546	673,206	572,239	472,794	86,134	112,776
Non-GAAP noninterest income, net of noncontrolling interests	222,682	240,408	330,302	352,549	441,058	88,805	111,157
GAAP total revenue	$ 908,609	$ 953,410	$ 1,370,550	$ 1,428,834	$ 1,479,219	$ 367,555	$ 396,112
Non-GAAP taxable equivalent revenue, net of noncontrolling interests	$ 750,788	$ 860,085	$ 1,029,294	$ 1,210,800	$ 1,449,039	$ 370,545	$ 394,747
GAAP operating efficiency ratio	55.10%	57.27%	44.89%	49.49%	52.60%	55.51%	50.58%
Non-GAAP operating efficiency ratio	65.56%	62.16%	58.54%	56.85%	53.63%	55.09%	50.69%

1. For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
2. Prior period amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).

svb Q2 2016 Corporate Overview and Financial Results 1 August 2016

49

50Q2 2016 Corporate Overview and Financial Results 1 August 2016 Find SVB on LinkedIn, Facebook and Twitter Meghan O’Leary Director of Investor Relations 3005 Tasman Drive Santa Clara, CA 95054 T 408 654 6364 M 650 255 9934 moleary@svb.com